Exhibit 24.1

CGI INC.

POWER OF ATTORNEY

I, the undersigned officer of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as officer to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Steve Perron
Steve Perron
Senior Vice President and Corporate Controller (principal accounting officer)

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Alain Bouchard
Alain Bouchard Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ George A. Cope
George A. Cope Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Paule Doré
Paule Doré Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Serge Godin
Serge Godin
Founder and Executive Chairman of the Board and Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Julie Godin
Julie Godin
Co-Chair of the Board, Executive Vice-President, Strategic Planning and Corporate Development and Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Timothy J. Hearn
Timothy J. Hearn Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ André Imbeau
André Imbeau
Founder and Advisor to the Executive Chairman of the Board and Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Gilles Labbé
Gilles Labbé Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Michael B. Pedersen
Michael B. Pedersen Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Stephen S. Poloz
Stephen S. Poloz Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Mary Powell
Mary Powell Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Alison Reed
Alison Reed Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Michael E. Roach
Michael E. Roach Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Kathy N. Waller
Kathy N. Waller Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Joakim Westh
Joakim Westh Director

CGI INC.

POWER OF ATTORNEY

I, the undersigned director of CGI Inc., hereby constitute and appoint George D. Schindler and Francois Boulanger, and each of them singly, my true and lawful attorneys with full power to them, and each of them singly, to act on, sign for me and in my name in the capacities indicated below and file with the Securities and Exchange Commission, a Registration Statement on Form S-8, together with all the schedules and exhibits thereto, and any and all subsequent amendments to said registration statement, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of up to 50,000 Deferred Stock Units of CGI Inc., which may be issued pursuant to the Amended and Restated Deferred Stock Unit Plan for the Board of Directors of CGI Inc. and its Subsidiaries, and generally do all such things in my name and on my behalf in my capacity as director to enable CGI Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as they may be signed by my said attorneys, or any of them, to said registration statement and any and all amendments thereto.

/s/ Frank Witter
Frank Witter Director